INCOME TAX EXPENSE	6 Months Ended
Jun. 30, 2020
Income Tax [Abstract]
INCOME TAX EXPENSE	INCOME TAX EXPENSE

	For the three months ended June 30		For the six months ended June 30
	2020	2019	2020	2019
Current	$222	$103	$474	$233
Deferred	36	(62)	170	(25)
	$258	$41	$644	$208

Income tax expense was $644 million for the six months ended June 30, 2020. The unadjusted effective income tax rate for the six months ended June 30, 2020, was 33% of the income before income taxes.

The underlying effective income tax rate on ordinary income for the six months ended June 30, 2020 was 29% after adjusting for the gain on sale of the Massawa project; the impact of the settlement of all outstanding disputes with the Government of Tanzania ("GoT"); the impact of impairment charges; the impact of the transfer of a free carried shareholding of 16% in each of the Tanzania mines to the
GoT; the impact of foreign currency translation losses on deferred tax balances; the impact of non-deductible foreign exchange losses; the impact of a reduced corporate tax rate in Argentina on deferred tax balances; the impact of Covid-19 donations; the impact of the Porgera mine being placed on care and maintenance; and the impact of other expense adjustments.

Currency Translation
Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. The most significant balances are Argentine and Malian net deferred tax liabilities. In the six months ended June 30, 2020, a tax recovery of $1 million primarily arose from translation losses and gains on tax balances in Argentina and Mali, respectively, due to the weakening of the Argentine peso and strengthening of the West African CFA franc, against the US dollar. These net translation gains are included within deferred income tax expense.

Nevada Gold Mines
Nevada Gold Mines is a limited liability company treated as a flow through partnership for US tax purposes. The partnership is not subject to federal income tax directly, but each of its partners is liable for tax on its share of the profits of the partnership. As such, Barrick accounts for its current and deferred income tax associated with the investment (61.5% share) following the principles in IAS 12.

Argentina Deferred Taxes
In December 2017, Argentina reduced its 35% corporate tax rate to 30% for 2018 and 2019, with a further reduction to 25% for 2020 and thereafter. Concurrently, a dividend distribution tax was introduced that charges 7% tax on dividend distributions for 2018 and 2019, and 13% tax on dividend distributions for 2020 and thereafter. On December 23, 2019, Argentina enacted a law that the previously approved corporate tax rate reduction from 30% to 25% will be deferred for one year until January 1, 2021. Therefore, the corporate tax rate of 30% is unchanged for the 2020 calendar year. The scheduled increase of dividend withholding tax from 7% to 13% was also deferred until January 1, 2021.

A deferred tax recovery of $35 million was recorded in the first quarter of 2020 as a result of the tax reform measures.

Tanzania
On January 24, 2020, Barrick formalized the establishment of a joint venture between Barrick and the GoT and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. Refer to note 13 for further details.

A current tax expense and deferred tax recovery of $21 million and $44 million, respectively, was recorded in the first quarter of 2020, largely to reflect the terms of the framework agreement with the GoT. An additional deferred tax recovery of $8 million was recorded in the second quarter of 2020 due to the recognition of deferred tax assets at Buzwagi.